Exhibit 10.23

Amendment No. 2 to

Refining Contribution Agreement

This Amendment No. 2, effective as of    , 2015, (this “Amendment”) to the Refining Contribution Agreement, dated July 2, 2012, by and among Philadelphia Energy Solutions LLC, a Delaware limited liability company (“NewCo”), Sunoco, Inc., a Pennsylvania corporation (“Sunoco”) and Carlyle PES, L.L.C., a Delaware limited liability company (“TCG”), as amended by Amendment No. 1, dated September 8, 2012, by and among NewCo, Philadelphia Energy Solutions Refining and Marketing LLC (“OpCo”), Sunoco and TCG (as amended, the “Agreement”), is made by and among NewCo, OpCo, PES Equity Holdings, LLC (as successor in interest to Sunoco), a Delaware limited liability company, and TCG (collectively, the “Parties”) in accordance with Section 12.1 of the Agreement.

WHEREAS, the Parties desire to amend the Agreement to effectuate changes set forth below with respect to Section 11.10 of the Agreement.

NOW, THEREFORE, in consideration of the mutual terms, conditions and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.              Amendment.  Section 11.10(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b)           If (i) prior to the ten-year anniversary of the Closing Date NewCo or any of the Contributing Subsidiaries transfers or sells, or agrees to transfer or sell, the West Yard and (ii) the West Yard has not been Developed prior to the date of such transfer or sale, NewCo shall convey the consideration received in connection with such transfer or sale to Sunoco; provided, however, that in the event substantially all of the Refinery Assets are transferred or sold, NewCo shall not be required to convey the relevant consideration to Sunoco provided that the buyer agrees to assume the obligations of NewCo in this Section 11.10(b).

2.              Miscellaneous. Except as expressly amended hereby, the Agreement shall remain unchanged, and the Agreement, as so amended, shall continue in full force and effect in accordance with its terms. For the avoidance of doubt, the provisions of Section 12 of the Agreement shall apply to this Amendment mutatis mutandis. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Executed signature pages to this Amendment may be delivered by PDF (Portable Document Format) or facsimile and such PDFs or facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

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IN WITNESS WHEREOF, the undersigned Parties have duly executed this Amendment effective as of the date first written above.

PES EQUITY HOLDINGS, LLC

By:
Name:
Title:

CARLYLE PES, L.L.C.

By:	CARLYLE US EQUITY OPPORTUNITY
FUND, L.P., its Managing Member

By:	Carlyle Equity Opportunity GP, L.P.,
its general partner

By:	Carlyle Equity Opportunity GP, L.L.C.,
its general partner

By:
Name:
	Title:	Managing Director

By:	CARLYLE ENERGY MEZZANINE
OPPORTUNITIES FUND, L.P.,
its Managing Member

By:	CEMOF General Partner, L.P.,
its general partner

By:	TC Group CEMOF, L.L.C.,
its general partner

By:
Name:
	Title:	Managing Director

Signature Page to Amendment No. 2 to Refining Contribution Agreement

PHILADELPHIA ENERGY SOLUTIONS LLC

By:
Name:
Title:

Signature Page to Amendment No. 2 to Refining Contribution Agreement

PHILADELPHIA ENERGY SOLUTIONS REFINING AND MARKETING LLC

By:
Name:
Title:

Signature Page to Amendment No. 2 to Refining Contribution Agreement